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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: FEBRUARY 28, 2006
                        (date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-18602

                           ---------------------------


          MINNESOTA                                      41-1595629
(State or other jurisdiction                   (IRS Employer Identification No.)
     of incorporation)

                         3905 ANNAPOLIS LANE, SUITE 105
                          MINNEAPOLIS, MINNESOTA 55447
                    (Address of Principal Executive Offices)


                                 (763) 553-7736
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On Tuesday, February 28, 2006, ATS Medical, Inc. (the "Company") paid annual cash incentive awards to its executive officers under the ATS Medical 2005 Management Incentive Compensation Plan (the "Plan"). The Plan was adopted by the Personnel and Compensation Committee of the Board of Directors of ATS Medical, Inc. (the "Committee") in early 2005. Under the Plan each participant's bonus for 2005 was determined based on achievement of a combination of individual goals and Company performance goals approved by the Committee. After the end of the year and subject to the completion of the annual audit for that year the Committee reviews each individual's performance and the Company's performance as compared to the applicable goals. Based on this review the Committee determined to award the following bonuses under the Plan for 2005 to its executive officers:

         NAME AND PRINCIPAL
         POSITION                                  2005 BONUS
         ------------------                        ----------

         Michael D. Dale                             $77,788
         President and
         Chief Executive Officer

         John R. Judd                                $24,143
         Chief Financial Officer

         Richard A. Curtis                           $54,916
         Vice President, Marketing and
         Business Development

         Marc R. Sportsman                           $61,484
         Vice President, Sales

         Maria T. Ajamil
         Vice President, International Markets       $51,296



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ATS MEDICAL, INC.




                                         By:      /s/ John R. Judd
                                                --------------------------------
                                                  John R. Judd
                                                  Chief Financial Officer

Date:  March 1, 2006